SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               September 15, 2004



                              THE COCA-COLA COMPANY
             (Exact name of Registrant as specified in its charter)



              Delaware             001-02217             58-0628465
          (State or other        (Commission           (IRS Employer
           jurisdiction         File Number)        Identification No.)
        of incorporation)



              One Coca-Cola Plaza
                Atlanta, Georgia                            30313
    (Address of principal executive offices)              (Zip Code)


        Registrant's telephone number, including area code: (404)676-2121



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Item 7.01.         Regulation FD Disclosure

Attached as Exhibit 99.1 is a copy of a press release of The Coca-Cola Company, dated September 15, 2004. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01(c).      Exhibits

Exhibit 99.1   Press Release of The Coca-Cola Company, dated September 15, 2004.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE COCA-COLA COMPANY
                                         (REGISTRANT)


Date: September 15, 2004            By: /s/ Geoffrey J. Kelly
                                        ---------------------
                                        Geoffrey J. Kelly
                                        Senior Vice President and
                                        Chief Deputy General Counsel







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                                  Exhibit Index



Exhibit No.
-----------

Exhibit 99.1   Press Release of The Coca-Cola Company, dated September 15, 2004.